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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): October 27, 1998


                                STATION  CASINOS, INC
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                (Exact name of registrant as specified in its charter)


    Nevada                          000-21640                         88-0136443
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(State or other jurisdiction       (Commission                  (I.R.S. Employer
of incorporation)                  File Number)              Identification No.)

2411 West Sahara Avenue, Las Vegas, Nevada                         89102
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (702) 367-2411
                                                    ----------------------------

                                         N/A
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            (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Business Acquired

                              Not Applicable.

          (b)  Pro Forma Financial Information

                              Not Applicable.

          (c)  Exhibits

                              Not Applicable.



ITEM 8.   CHANGE IN FISCAL YEAR

     The Registrant determined on October 27, 1998, to change its fiscal year end from March 31 of each year to December 31 of each year. The period from April 1, 1998 to December 31, 1998 will be reported separately on a transition report on Form 10-K.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Station Casinos, Inc.


Date:     November 6, 1998         By:  /s/ Glenn C. Christenson
                                        -------------------------------------
                                        Glenn C. Christenson
                                        Executive Vice President, Chief
                                        Financial Officer, Chief Administrative
                                        Officer and Treasurer